Federated International Small Company Fund
(A Portfolio of Federated World Investment Series, Inc.)
Class A Shares
----------------------------------------------------------------------------
Class B Shares
Class C Shares
Supplement to the Prospectus dated January 31, 2004

Under the section entitled "Who Manages the Fund?" please add the following:

David W. Dao
David W. Dao has been the Fund's Portfolio Manager since March 2004. Mr. Dao joined Federated in October 2001 as an Assistant Vice President/Portfolio Manager. Mr. Dao served as a Managing Partner of Kannai Investments L.P. from August 2000 to June 2001 and as a Portfolio Manager with Achmea Global Investors from June 1999 through July 2000. He was a Vice President/Equity Investment Analyst at Alliance Capital Management from April 1994 to May 1999. Mr. Dao is a Chartered Financial Analyst. He received his M.B.A. with emphasis in Finance and International Business from New York University.

Leonardo A. Vila and Anthony T.S. Han remain as Portfolio Managers of the
Fund.







Cusip 31428U748
Cusip 31428U730
Cusip 31428U722
30173 (3/04)




                                               March 16, 2004